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Scudder Variable Series II

o    Scudder New Europe Portfolio

Supplement to Prospectus Dated May 1, 2002

The Board of Scudder Variable Series II recently approved an Agreement and Plan of Reorganization (the "Plan") between the above-noted Portfolio (the "Portfolio") and Scudder Variable Series II -- Scudder International Select Equity Portfolio (the "Acquiring Portfolio").

The Plan provides for the transfer of substantially all of the assets and the assumption of all of the liabilities of the Portfolio solely in exchange for Class A voting shares of the Acquiring Portfolio. The shares received by the Portfolio would then be distributed to its shareholders as part of the Portfolio's liquidation provided for in the Plan. (The transaction contemplated by the Plan is referred to as the "Reorganization.")

The Reorganization can be consummated only if, among other things, it is approved by a majority vote of shareholders of the Portfolio. A Special Meeting (the "Meeting") of the shareholders of the Portfolio will be held on or about October 29, 2002 and shareholders will be given the opportunity to vote on the Plan and any other matters affecting the Portfolio at that time. In connection with the Meeting, the Portfolio will deliver to its shareholders: (i) a Proxy Statement/Prospectus describing in detail the Reorganization and the Board's considerations in recommending that shareholders approve the Reorganization, and
(ii) a Prospectus for the Acquiring Portfolio.

If the Plan is approved at the Meeting and certain conditions required by the Plan are satisfied, the Reorganization is expected to become effective at 9:00 a.m. Eastern standard time on or about November 4, 2002. If shareholder approval of the Plan is delayed due to failure to obtain a quorum or otherwise, the Reorganization will become effective as soon as practicable after the receipt of shareholder approval.

In the event shareholders of the Portfolio fail to approve the Plan, the Portfolio will continue to operate and the Board may resubmit the Plan for shareholder approval or consider other proposals.










July 26, 2002

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Scudder Variable Series II


o  Scudder New Europe Portfolio





Prospectus

May 1, 2002





This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insurance policies and variable annuity contracts.



The Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

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Table of Contents




How the Portfolio Works                 Your Investment in the Portfolio

  3   Scudder New Europe Portfolio        9   Buying and Selling Shares

  7   Other Policies and Risks            9   How the Portfolio Calculates Share
                                              Price
  8   Investment Advisor
                                         10   Distributions
  8   Portfolio Subadvisor
                                         10   Taxes


How the Portfolio Works

This portfolio is designed to serve as an investment option for certain variable annuity contracts and variable life insurance policies. Your investment in the portfolio is made in conjunction with one of these contracts or policies. The portfolio has its own goal and strategy.

Remember that this portfolio is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. Its share prices will go up and down, so be aware that you could lose money.

Please read this prospectus in conjunction with the prospectus for your variable life insurance policy or variable annuity contract.

Scudder New Europe Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks long-term capital appreciation.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in European common stocks and other equities (equities that are traded mainly on European markets or are issued by companies that are based in Europe or do more than half of their business there). The portfolio generally focuses on common stocks of companies in the more established markets of Western and Southern Europe such as Finland, Germany, France, Italy, Spain and Portugal.

In choosing stocks, the portfolio managers use a combination of three analytical disciplines:

Bottom-up research. The managers look for individual companies with new or dominant products or technologies, among other factors.

Growth orientation. The managers look for stocks that seem to offer the potential for sustainable above-average growth of revenues or earnings relative to each stock's own market and whose market prices are reasonable in light of their potential growth.

Top-down analysis. The managers consider the outlook for economic, political, industrial and demographic trends and how they may affect various countries, sectors and industries represented.

The managers may favor securities from different countries and industries at different times, while still maintaining variety in terms of the countries and industries represented.

The portfolio will normally sell a stock when it has reached a target price, the managers believe other investments offer better opportunities or when adjusting its exposure to a given country or industry.

Other Investments

The portfolio may invest up to 20% of total assets in European debt securities of any credit quality, including junk bonds (i.e., grade BB/Ba and below). Compared to investment-grade bonds, junk bonds may pay higher yields and have higher volatility and risk of default.

Although the managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), the managers don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several factors that could hurt portfolio performance, cause you to lose money or make the portfolio perform less well than other investments.

The most important factor with this portfolio is how European stock markets perform -- something that depends on a large number of factors, including economic, political and demographic trends. When European stock prices fall, you should expect the value of your investment to fall as well.

The fact that the portfolio focuses on a single geographical region could affect portfolio performance. For example, European companies could be hurt by such factors as regional economic downturns or difficulties with the European Economic and Monetary Union (EMU). Eastern European companies can be very sensitive to political and economic developments. Foreign stocks may at times be more volatile than their U.S. counterparts, for reasons ranging from political and economic uncertainties to a higher risk that essential information may be incomplete or wrong. In addition, changing currency rates could add to the portfolio's investment losses or reduce its investment gains.

Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies.

Other factors that could affect performance include:

o the managers could be wrong in the analysis of economic trends, countries, industries, companies or other matters o growth stocks may be out of favor for certain periods

o        derivatives could produce disproportionate losses

o bond investments could be hurt by rising interest rates or declines in credit quality

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

This portfolio may appeal to investors who seek long-term growth and want to gain exposure to Europe's established markets.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

Prior to May 1, 2000, the portfolio was named Kemper International Growth and Income Portfolio and operated with a different goal and investment strategy. Performance would have been different if the portfolio's current policies had been in effect.

The bar chart shows how the returns for the portfolio have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and two broad-based market indices (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year

                                                 14.09      -6.17      -29.86

--------------------------------------------------------------------------------
                                                  1999       2000       2001
--------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 10.04%, Q4 1999                   Worst Quarter: -17.24%, Q1 2001
2002 Total Return as of March 31: -1.21%

Average Annual Total Returns (%) as of 12/31/2001

                                                                Since 5/5/98
                                       1 Year                 Life of Portfolio
--------------------------------------------------------------------------------
Portfolio                              -29.86                      -9.84
Index 1                                -21.44                      -3.17*
Index 2**                              -19.90                      -3.09*
--------------------------------------------------------------------------------

Index 1: The MSCI EAFE Index (Morgan Stanley Capital International Europe, Austral-Asia, Far East Index) is a generally accepted benchmark for performance of major overseas markets.

Index 2: The MSCI Europe Equity Index, an unmanaged index that is generally representative of the equity securities of the European markets.

*   Since 4/30/1998

** The portfolio seeks long-term capital appreciation through investment in European common stocks and other equities. In light of this, the portfolio's investment advisor believes that is more appropriate to measure the portfolio's performance against the MSCI Europe Equity Index than against the EAFE Index.

In the bar chart, total returns for 1999 through 2001 would have been lower if operating expenses hadn't been reduced.

In the table, total returns from inception through 2001 would have been lower if operating expenses hadn't been reduced.

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:

  Joseph Axtell*                             Joerg Breedveld+                          Katrina Mitchell+
  CFA, Vice President of Deutsche Asset      Managing Director of Deutsche Asset       Director of Deutsche Asset Management
  Management and Portfolio Manager of the    Management and Consultant to the          and Consultant to the portfolio.
  portfolio.                                 portfolio.                                 o Joined Deutsche Asset Management in
   o Joined Deutsche Asset Management in      o Joined Deutsche Asset Management in       1993 as a Graduate Trainee.
     2001 and the portfolio in 2002.            1991 as a portfolio manager,            o Portfolio manager for European
   o Senior analyst at Merrill Lynch            previously serving as investment          Equity and European ex-U.K. &
     Investment Managers for the                advisor and financial analyst for         Euroland Equity and member of the
     international equity portion of a          German equities within Deutsche           European Equity local research
     global balanced portfolio                  Bank Research.                            team: London.
     (1996-2001).                             o Joined the portfolio in 2002.           o Joined the portfolio in 2002.
   o Director, International Research at      o Head of global portfolio selection
     PCM International (1989-1996).             team for Europe ex-U.K. and            Nigel Ridge+
   o Associate Manager, structured debt         Euroland Equities, member of           Director of Deutsche Asset Management
     and equity group at Prudential             European portfolio selection team,     and Consultant to the portfolio.
     Capital Corporation (1988-1989).           European Mid-Cap Equity analyst and     o Joined Deutsche Asset Management in
   o Analyst at Prudential-Bache Capital        portfolio manger for German and           1994 after 6 years at Schroder
     Funding in London (1987-1988).             Europe Equities: Frankfurt.               Investment Management.
   o Equity analyst in the health care                                                  o Portfolio manager for U.K. Equity,
     sector at Prudential Equity             Michael Schmidt+                             European Equity, European ex U.K. &
     Management Associates (1985-1987).      CFA, Director of Deutsche Asset              Euroland Equity and U.K. Blue Chip
                                             Management and Consultant to the             Fund and member of U.K. and
  Alexander (Sandy) Black+                   portfolio.                                   European Equity local research
  Managing Director of Deutsche Asset         o Joined Deutsche Asset Management in       teams: London.
  Management and Consultant to the              1994 after 2 years of experience as     o Joined the portfolio in 2002.
  portfolio.                                    a trainee for Deutsche Bank,
   o Joined Deutsche Asset Management in        Inglostadt.
     1994 and the portfolio in 2002.          o Joined the portfolio in 2002.
   o Head of European Equity portfolio        o Head of global equity research team
     selection team, portfolio manager          for Telecom Services sector and
     Europe ex-U.K. & Euroland Equity,          portfolio manager for European
     and head of European Equity local          Equity and European ex-U.K. &
     research team: London.                     Euroland Equity: Frankfurt.
   o MA, Cambridge University.                o Hochschule fuer Bankwirtschaft
                                                (private banking college), Germany.

* After the implementation of the subadvisory relationship with Deutsche Asset Management Investment Services Ltd., will no longer serve as Portfolio Manager of the portfolio.

+ Currently an employee of a Deutsche affiliate, serving as a Consultant to the portfolio's advisor. After the interim period, will serve as a Co-Manager of the portfolio.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

Prior to May 1, 2000, the portfolio was named Kemper International Growth and Income Portfolio and operated with a different goal and investment strategy. Performance would have been different if the portfolio's current policies had been in effect.

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder New Europe Portfolio

-------------------------------------------------------------------------------------------------------------------------------
 Years Ended December 31,                                                                 2001     2000^a   1999^a   1998^a,^b
-------------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                    $ 9.65   $10.35   $ 9.12   $10.00
-------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income                                                                    .04^c    .31^c    .13^c    .03
-------------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions                     (2.89)    (.95)    1.15     (.91)
-------------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                                       (2.85)    (.64)    1.28     (.88)
-------------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                                   (.20)    (.03)    (.05)      --
-------------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                                             --     (.03)      --       --
-------------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                                     (.20)    (.06)    (.05)      --
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                          $ 6.60   $ 9.65   $10.35   $ 9.12
-------------------------------------------------------------------------------------------------------------------------------
Total Return (%)^d                                                                      (29.86)   (6.17)   14.09    (8.80)**
-------------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
-------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                                      23       13        7        3
-------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                                           2.47     2.65     4.30    19.55*
-------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                                            1.12     1.14     1.10     1.13*
-------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                                  .51     3.14     1.44     1.13*
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                                237      105      146      100*
-------------------------------------------------------------------------------------------------------------------------------

^a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).

^b For the period from May 5, 1998 (commencement of operations) to December 31, 1998.

^c  Based on average shares outstanding during the period.

^d  Total return would have been lower had certain expenses not been reduced.

*   Annualized

**  Not annualized

Other Policies and Risks

While the previous pages describe the main points of the portfolio's strategy and risks, there are a few other issues to know about:

Although major changes tend to be infrequent, the Board could change the portfolio's investment goal without seeking shareholder approval. The Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy, as described herein.

o As a temporary defensive measure, the portfolio could shift 100% of its assets into investments such as money market securities. This could prevent losses, but would mean that the portfolio would not be pursuing its goal.

o The portfolio may trade securities actively. This strategy could raise transaction costs and lower performance.

o The advisor or the portfolio's subadvisor establish a debt security's credit quality when it buys a security, using independent ratings, or for unrated securities, its own credit determination. When ratings don't agree, the portfolio may use the higher rating. If a security's credit quality falls, the advisor or subadvisor will determine whether selling it would be in the portfolio's best interest.

This prospectus doesn't tell you about every policy or risk of investing in the portfolio. If you want more information on the portfolio's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

Euro conversion

The portfolio invests in foreign securities and could be affected by accounting differences, changes in tax treatment or other issues related to the conversion of certain European currencies into the euro, which is well underway. The advisor is working to address euro-related issues as they occur and understands that other key service providers are taking similar steps. Still, there's some risk that this problem could materially affect the portfolio's operation (including its ability to calculate net asset value and to handle purchases and redemptions), its investments or securities markets in general.

Investment Advisor

Deutsche Investment Management Americas Inc. ("DeIM"), which is part of Deutsche Asset Management, is the investment advisor for the portfolio. Under the supervision of the Board of Trustees, DeIM, with headquarters at 345 Park Avenue, New York, NY, makes the portfolio's investment decisions, buys and sells securities for the portfolio and conducts research that leads to these purchase and sale decisions. DeIM has more than 80 years of experience managing mutual funds and provides a full range of investment advisory services to institutional and retail clients. The portfolio's investment advisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is the marketing name in the U.S. for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management, Inc., Deutsche Bank Securities, Inc., Deutsche Asset Management Investment Services Ltd. ("DeAMIS"), Deutsche Bank Trust Company Americas and Scudder Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including more than 500 portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly-owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

The advisor receives a management fee from the portfolio. For the 12 months through the most recent fiscal year end the portfolio paid 0.22% as a percentage of its average daily net assets, after expense limitations and/or fee waivers then in effect.

By contract, the total annual operating expenses of the portfolio are capped at 1.12%, as a percentage of its average daily net assets, until April 30, 2003.

Portfolio Subadvisor

In connection with the acquisition of Zurich Scudder by Deutsche Bank AG, Deutsche Bank AG will be consolidating its investment operations. In this regard, shareholders of the portfolio recently approved a new subadvisory agreement between the advisor and DeAMIS, One Appold Street, London, England, an affiliate of the advisor. As part of this consolidation process, investment personnel will be moved among Deutsche advisory affiliates and, in the future, the portfolio's advisor will seek approval from the Board to implement this subadvisory relationship with DeAMIS. During the interim period prior to the implementation of the subadvisory relationship, certain of the portfolio managers will become employees of DeAMIS, and act as consultants to the portfolio's advisor, under the supervision of the portfolio's advisor.

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Your Investment in the Portfolio

The information in this section may affect anyone who selects this portfolio as an investment option in a variable annuity contract or variable life insurance policy that offers the portfolio. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The portfolio assumes no responsibility for such prospectuses.

Buying and Selling Shares

The portfolio has one class of shares. These shares are offered at net asset value.

Technically, the shareholders of Scudder Variable Series II are the insurance companies that offer the portfolios as choices for holders of certain variable annuity contracts or variable life insurance policies. These insurance companies effectively pass through the ownership of portfolio shares to their contract and policy holders, and some may pass through voting rights as well. The separate accounts of the participating insurance companies place orders to purchase and redeem shares of each portfolio. These orders reflect the amount of premium payments to be invested, surrender and transfer requests and other matters. Contract owners should look at their separate account prospectuses for redemption procedures and fees.

The portfolio is open for business each day the New York Stock Exchange is open. The portfolio calculates its share price every business day, as of the close of regular trading on the Exchange (typically 4 p.m. eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

Once an order is received by Scudder Investments Service Company, and it has determined that it is in "good order," it will be processed at the next share price calculated.

The portfolio may suspend redemptions or postpone payments when the New York Stock Exchange is closed or when trading is restricted for any reason or under emergency circumstances.

Should any conflict between variable annuity contract and variable life insurance policy holders arise that would require that a substantial amount of net assets be withdrawn from the portfolio, orderly portfolio management could be disrupted to the potential detriment of such contract and policy holders.

Scudder Variable Series II currently does not foresee any disadvantages to the holders of variable annuity contracts or variable life insurance policies arising from the fact that the interests of the holders of such contracts and policies may differ. Nevertheless, the Board intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken.

How the Portfolio Calculates Share Price

For the portfolio, the share price is its net asset value per share, or NAV. To calculate NAV, the portfolio uses the following equation:


        TOTAL ASSETS - TOTAL LIABILITIES
       ----------------------------------     = NAV
       TOTAL NUMBER OF SHARES OUTSTANDING


We typically use market prices to value securities. However, when a market price isn't available, or when we have reason to believe it doesn't represent market realities, we may use fair value methods approved by the Board. In such a case, the portfolio's value for a security is likely to be different from the last quoted market prices.

To the extent that the portfolio invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell portfolio shares. This is because some foreign markets are open on days and at times when the portfolio doesn't price its shares.

Distributions

The portfolio intends to declare and distribute dividends from its net investment income and capital gains, if any, annually. The portfolio may make additional distributions if necessary.

All distributions will be reinvested in shares of the portfolio unless we are informed that they should be paid out in cash. Participating insurance companies will be informed about the amount and character of distributions from the relevant portfolio for federal income tax purposes.

Taxes

The portfolio intends to comply with the diversification requirements of Internal Revenue Code section 817(h). By meeting this and other requirements, the participating insurance companies, rather than the holders of variable annuity contracts and variable life insurance policies, should be subject to tax on distributions received with respect to portfolio shares. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

Distributions of net investment income are treated by shareholders as ordinary income. Long-term capital gains distributions are treated by shareholders as long-term capital gains, regardless of how long they have owned their shares. Short-term capital gains and any other taxable income distributions are treated by shareholders as ordinary income. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.

The preceding is a brief summary of certain of the relevant tax considerations. Because each shareholder and contract holder's tax situation is unique, it's always a good idea to ask your tax professional about the tax consequences of your investments.

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To Get More Information


Shareholder reports -- These include commentary from the portfolio's management team about recent market conditions and the effects of the portfolio's strategies on its performance. They also have detailed performance figures, a list of everything the portfolio owns, and the portfolio's financial statements. Shareholder reports are available by calling Scudder at (800) 778-1482 or a participating insurance company.

Statement of Additional Information (SAI) -- This tells you more about the portfolio's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

If you'd like to ask for copies of these documents, or if you're a shareholder and have questions, please contact Scudder or the SEC (see below). Materials you get from Scudder are free; those from the SEC involve a copying fee. If you like, you can look over these materials at the SEC's Public Reference Room in Washington, DC or request them electronically at publicinfo@sec.gov.

Scudder Distributors, Inc.                   SEC

222 South Riverside Plaza                    450 Fifth Street, N.W.
Chicago, IL 60606-5808                       Washington, D.C. 20549-0102
(800) 778-1482                               (202) 942-8090

                                             www.sec.gov

                                             SEC File #
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Scudder Variable Series II                   811-5002
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